                   Paragon Power Portfolio Variable Annuity

                        GNA Variable Investment Account

                  Great Northern Insured Annuity Corporation

               Supplement to Prospectus dated November 22, 1995

     Effective December 11, 1995, the four investment options provided by the Paragon Portfolio - the Paragon Power Intermediate-Term Bond Portfolio, the Paragon Power Value Growth Portfolio, the Paragon Power Value Equity Income Portfolio, and the Paragon Power Gulf South Growth Portfolio - will cease to be available for Certificates issued on or after that date. In addition, no purchase payments under Certificates outstanding on that date may be allocated to, and no transfers of Certificate Value may be made to, the Variable Sub-accounts corresponding to the four Paragon Portfolio investment options on or after December 11, 1995.

     Certificate Values invested in the four Paragon Portfolio Variable Sub-accounts prior to December 11, 1995, may remain invested in those Sub-accounts until such time as Great Northern Insured Annuity Corporation ("GNA") has obtained all necessary regulatory approvals to transfer such Certificate Values to another investment option. GNA intends to seek an order from the Securities and Exchange Commission ("SEC") to permit it to transfer any remaining Certificate Values in the four Paragon Portfolio Variable Sub-accounts to the Variable Sub-account corresponding to the GE Money Market Portfolio of the Variable Investment Trust. Prior to obtaining such order, transfers may be made from the four Paragon Portfolio Variable Sub-accounts at any time, and GNA will waive the assessment of the $25 charge for such transfer if otherwise applicable. There is no assurance that the order to be requested from the SEC will be granted.

               The date of this supplement is December 11, 1995